UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2010
THE BON-TON STORES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19517	23-2835229

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 E. Market Street, York, Pennsylvania	17402

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 717-757-7660
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers
On April 12, 2010, The Bon-Ton Stores, Inc. (the “Company”) made grants of restricted shares of Common Stock, $0.01 par value per share, of the Company (“Restricted Shares”) to the following executive officers of the Company.
Anthony J. Buccina, Vice Chairman, President-Merchandising, received the following grants:
10,000 Restricted Shares that will vest on April 12, 2011
10,000 Restricted Shares that will vest on April 12, 2013
10,000 Restricted Shares that will vest, in whole or in part, as of January 29, 2011 on the basis of the achievement of certain performance goals established for the Company’s 2010 fiscal year.
Stephen R. Byers, Vice Chairman — Stores, Visual, Construction, Real Estate, Distribution & Logistics, Loss Prevention, received the following grants:
6,500 Restricted Shares that will vest on April 12, 2011
5,000 Restricted Shares that will vest on April 12, 2013
5,000 Restricted Shares that will vest, in whole or in part, as of January 29, 2011 on the basis of the achievement of certain performance goals established for the Company’s 2010 fiscal year.
Keith E. Plowman, Executive Vice President — Finance; Chief Financial Officer and Principal Accounting Officer, received the following grants:
5,000 Restricted Shares that will vest on April 12, 2011
25,000 Restricted Shares that will vest on April 12, 2013
25,000 Restricted Shares that will vest, in whole or in part, as of January 29, 2011 on the basis of the achievement of certain performance goals established for the Company’s 2010 fiscal year.
The grants to the above executive officers were made under The Bon-Ton Stores, Inc. 2009 Omnibus Incentive Plan pursuant to the forms of Restricted Stock Agreement and Restricted Stock Agreement — Performance Shares attached as Exhibits 10.1 and 10.2, respectively, which were adopted by the Company on April 12, 2010. Also on April 12, 2010, the Company adopted a new Form of Restricted Stock Unit Agreement and a new Form of Non-Qualified Stock Option Agreement, which are attached as Exhibits 10.3 and 10.4, respectively.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Form of Restricted Stock Agreement

10.2	Form of Restricted Stock Agreement — Performance Shares

10.3	Form of Restricted Stock Unit Agreement

10.4	Form of Non-Qualified Stock Option Agreement
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bon-Ton Stores, Inc.
By:	/s/ Keith E. Plowman
Keith E. Plowman
Executive Vice President, Chief Financial Officer and Principal Accounting Officer
Dated: April 16, 2010